The JPM Pierpont Funds
Supplement dated May 12, 1997 to the Statement of Additional Information dated April 30, 1997

The following Funds have changed their respective names:

From                                    To
The JPM Pierpont Money Market Fund      The JPM Pierpont Prime Money Market Fund
The JPM Pierpont Equity Fund            The JPM Pierpont U.S. Equity Fund
The JPM Pierpont Capital Appreciation   The JPM Pierpont U.S. Small Company Fund
Fund

The names of the Portfolios corresponding to the Money Market and Equity Funds changed accordingly.

The Portfolio corresponding to the International Equity Fund has also changed its name to The International Equity Portfolio.